                                                                    EXHIBIT 10.O

                    ASSIGNMENT OF HOTEL MANAGEMENT AGREEMENT
                           AND HOTEL RESERVE ACCOUNT
                                HANOVER MARRIOTT
                              HANOVER, NEW JERSEY


     THIS ASSIGNMENT OF HOTEL MANAGEMENT AGREEMENT AND HOTEL RESERVE ACCOUNT is entered into as of August 18, 1997 by HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Assignor"), to and for the benefit of CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as "Assignee"), as follows:

                                R E C I T A L S
                                - - - - - - - -

     By virtue of that certain Management Agreement (the "Management Agreement") dated as of even date herewith by and between Assignor and Marriott Hotel Services, Inc., a Delaware corporation ("Operator"), Operator did contract with Assignor to operate for Assignor the Marriott Hotel located on a parcel of land more particularly described in EXHIBIT A attached hereto and incorporated herein by reference (such property, together with the hotel facilities thereon, being hereinafter called the "Property").

     Pursuant to the terms of the Management Agreement, a Repairs and Equipment Reserve is required to be maintained for making replacements, substitutions and additions to Furnishings, Fixtures and Equipment, as such terms are defined in the Management Agreement. Pursuant to Article VIII, Section 8.02 of the Management Agreement, Operator is required to maintain the Repairs and Equipment Reserve in a bank account (the "Reserve Account"). Operator currently maintains the Reserve Account in Merrill Lynch Institutional Fund Number 258, Account Number 3206121, in the name of "Hanover Marriott Hotel".

     NOW THEREFORE, FOR VALUE RECEIVED, Assignor hereby grants, transfers, and assigns to Assignee all of the right, title and interest of Assignor in and to the Management Agreement and the Reserve Account; together with any and all extensions and renewals thereof.

     FOR THE PURPOSE OF SECURING:

     ONE: Payment of all sums now or at any time hereafter due to the Assignee from Assignor pursuant to that certain Promissory Note of even date herewith in the original principal sum of $29,875,000.00 (the "Note") and secured by a certain Mortgage and Security Agreement and that certain Assignment of Leases, Rents and Revenues, each of even date herewith and made by Assignor to Assignee (jointly, the "Mortgage"), to be recorded contemporaneously, or prior to, the recording of this Agreement; and

     TWO: Performance and discharge of each and every obligation, covenant and agreement of Assignor contained herein or in the Mortgage or the Note or any other instrument evidencing or securing payment of the debt evidenced by the Note (the "Loan Documents").

     A. TO PROTECT THE SECURITY OF THIS ASSIGNMENT, ASSIGNOR HEREBY MAKES THE FOLLOWING COVENANTS AND AGREEMENTS WITH RESPECT TO THE MANAGEMENT AGREEMENT AND THE RESERVE ACCOUNT:

     1.  Performance Under Management Agreement.  To faithfully abide by,
         --------------------------------------
perform and discharge in all material respects each and every obligation, covenant and agreement of Assignor under the Management Agreement by Assignor to be performed; to give prompt, written notice to Assignee of any notice of default on the part of Assignor with respect to the Management Agreement received from Operator, together with an accurate and complete copy of any such notice; at the sole cost and expense of Assignor, to enforce, short of termination of the Management Agreement, or otherwise secure the performance of, each and every material obligation, covenant, condition and agreement of Management Agreement by the Operator to be performed; not to modify or in any way alter the terms of the Management Agreement without Assignee's prior written consent (said consent not to be unreasonably withheld or delayed); not to terminate the term of the Management Agreement and not to accept a surrender thereof unless required to do so by the terms of the Management Agreement; and not to waive, excuse, condone or in any manner release or discharge Operator thereunder of or from the material obligations, covenants, conditions and agreement by Operator to be performed under the Management Agreement.

     2.  Obligations with Respect to Reserve Account.  Assignor shall not
         -------------------------------------------
transfer or permit the transfer by Operator of the Reserve Account without Assignee's prior written consent. Additionally, Assignor shall deposit or cause to be deposited into the Reserve Account any monies (to the extent in Assignor's possession) which are to be deposited therein pursuant to the Management Agreement.

     3.  Defense of Claims.  At Assignor's sole cost and expense, and upon
         -----------------
notice to Assignee, Assignor shall appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Management Agreement (including without limitation the Reserve Account), or the obligations, duties or liabilities of Assignor or Operator thereunder, and shall pay all reasonable costs and expenses of Assignee, including reasonable attorney's fees, in any such action or proceeding in which Assignee may be required to appear.

     4.  Remedies.  If Assignor shall fail to make any payment (including
         --------
without limitation, required payments to the Reserve Account), or to do any act as in the Management Agreement or herein provided, then Assignee may, but without obligation so to do and upon five (5) days' written notice to Assignor and Operator, and without releasing Assignor from any obligation hereof, make or do the same in such manner and to such extent as Assignee may deem necessary to protect the security thereof, including specifically, without limiting its general powers, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant and agreement of Assignor in the Management Agreement contained; and in exercising any such powers to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorney's fees. Assignor shall pay within five (5) Business Days after demand all sums expended by Assignee under the authority hereof, and the same shall be added to the said indebtedness and shall be secured hereby and by the Mortgage, and if Assignor shall fail to pay such sums within said five (5) Business Day period, interest shall accrue thereon from the date of demand therefor until paid and be immediately payable to Assignee at the Default Rate (as defined in the Note).

     5.  Warranties.  Assignor hereby covenants and warrants to Assignee that
         ----------
(a) Assignor has not executed any assignment of the Management Agreement, the Reserve Account, or any of its rights, title or interest therein which remains in effect, other than in connection with any subordinate mortgage financing permitted under the Mortgage, and any such other assignment shall be expressly by its terms subordinate hereto; (b) Assignor has not performed any act or executed any instrument which might prevent Assignee from operating under any of the terms and conditions hereof, or which would limit Assignee in such operation; (c) there is no default under the Management Agreement by Assignor nor to the best of Assignor's knowledge is there a default under the Management Agreement by Operator and Assignor has no knowledge of any event which with notice or lapse of time or both would constitute a default under the Management Agreement; and (d) Assignor has not executed or granted any modification or amendment whatever of the Management Agreement either orally or in writing and the Management Agreement is in full force and effect.

     B.  IT IS ALSO AGREED THAT:

     1.  Rights of Assignor.  So long as there shall exist no default by
         ------------------
Assignor in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement herein or in the Mortgage contained which is not cured within an applicable grace period, if any, Assignor shall have the right to enjoy and utilize the rights and privileges of the "Owner" under the Management Agreement.

     2.  Remedies.  Upon the occurrence and during the continuance of a default
         --------
in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement herein or in the Mortgage which is not cured within any applicable grace period, if any, Assignee may, upon notice to Assignor and Operator, exercise all rights and remedies contained herein and in the Mortgage and without regard for the adequacy of security for the indebtedness hereby secured, either in person or by agent with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon, take possession of the Property and exercise all rights of "Owner" under the Management Agreement and do any acts which Assignee deems proper to protect the security hereof, and in such event Assignor shall not exercise any further rights under the Management Agreement. Assignee may sue for or otherwise collect all proceeds due and payable under the Management

Agreement including those past due and unpaid and apply the same less costs and expenses of Owner under the Management Agreement, including reasonable attorneys' fees, upon any indebtedness secured by the Mortgage or hereby, and in such order as Assignee may determine. The entering upon and taking possession of the Property, the collection of and the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default under the Mortgage or invalidate any act done pursuant to such notice.

     3.  Termination of the Management Agreement.  In the event of a default by
         ---------------------------------------
Operator so that Assignor, with the consent of Assignee as required herein, terminates the Management Agreement or upon any other termination thereof, all funds held in the Reserve Accounts shall be paid to Assignee except as otherwise set forth in the other Loan Documents.

     4.  Default and Acceleration of Indebtedness.  The whole of the
         ----------------------------------------
indebtedness shall become due upon the election by Assignee to accelerate the maturity of the indebtedness pursuant to the provisions of the Note or of the Mortgage, or any other instrument which may be held by Assignee as security for the indebtedness or at the option of Assignee after Assignor terminates the Management Agreement without Assignee's prior written consent. Additionally, in the event of a default under any of the Loan Documents, Assignee shall be entitled to all the remedies of a secured party under the New Jersey Uniform Commercial Code with respect to the Reserve Account, including without limitation, the right to apply any funds held in such Account to the payment of any sums due under the Loan Documents or for such other purposes as Assignee may reasonably deem desirable to protect its security in the Property, subject to the Management Agreement and that certain Agreement Concerning Hotel Management dated as of even date herewith between Assignee and Operator if the same shall then be in effect.

     5.  No Obligation of Assignee.  Assignee shall not be obligated to perform
         -------------------------
or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Management Agreement, including without limitation, the obligation to make required payments into the Reserve Account, or under or by reason of this assignment, and Assignor shall and does hereby agree to indemnify Assignee against and hold it harmless from any and all liability, loss or damage which it may or might incur under the Management Agreement or under or by reason of this assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in the Management Agreement which arise prior to such time as Assignee shall have succeeded to the interest of Assignor under the Management Agreement; should Assignee incur any such liability, loss or damage under the Management Agreement or under or by reason of this assignment, or in the defense against any such claim or demands, the amount thereof, including costs and expenses and reasonable attorneys' fees, shall be secured hereby and by the Mortgage, and Assignor shall reimburse Assignee therefor within five (5) Business Days after demand therefor, and upon the failure of Assignor so to do, Assignee may declare all sums secured hereby immediately due and payable, and if Assignor shall fail to pay such sums within said five (5) Business Day period, interest shall accrue thereon from the date of demand therefor until paid and be immediately payable to Assignee at the Default Rate (as defined in the Note).

     C.  IT IS FURTHER AGREED THAT:

     1.  Release.  Upon the payment of all indebtedness secured by, and the
         -------
performance of all the terms and conditions of, the Loan Documents and this Assignment, this Assignment shall terminate and thereafter be void and of no further force and effect and, upon the request of the Assignor, Assignee shall execute and deliver to Assignor instruments effective to evidence the termination of this Assignment or the reassignment to Assignor of the rights, power and authority granted to Assignee hereunder.

     2.  Assigns. This assignment inures to the benefit of the named Assignee
         -------
and its successors and assigns, and binds Assignor's heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Management Agreement" as used herein means not only the Management Agreement hereby assigned or any extension or renewal thereof, but also any Management Agreement subsequently executed by Assignor covering the Property or any part thereof. Similarly, the term "Reserve Account" as used herein means not only the Reserve Account hereby assigned, but any successor or additional accounts opened or created as a Reserve Account under the Management Agreement. In this assignment, whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and conversely. This instrument may be executed in separate counterparts, all of which together shall be deemed one and the same instrument.

     3.  Notices.  Any notice, request, demand, statement or consent made
         -------
hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States mail, postage prepaid and registered or certified return receipt requested, in each case to the other party hereto at its address set forth below, or at such other address within the continental United States of America as such party may have theretofore designated in writing pursuant to this provision. The effective date of any notice given as aforesaid shall be the date of personal service, one
(1) business day after delivery to such overnight delivery service or five (5) business days after being deposited in the United States mail, whichever is applicable. For purposes hereof, the addresses are as follows:

     To Assignor:     Hanover Marriott Limited Partnership
                       Host Marriott Corporation
                      10400 Fernwood Road
                      Bethesda, Maryland  20817
                      Attention:  Treasurer

     with a copy to:  Host Marriott Corporation
                      10400 Fernwood Road

                      Bethesda, Maryland  20817
                      Attention:  Law Department


     To Assignee:     Connecticut General Life Insurance Company
                      CIGNA Investments, Inc.
                      900 Cottage Grove Road
                      Hartford, CT  06152-2319
                      Attention:  Investment Services, S-319

     with a copy to:  CIGNA Corporation
                      Investment Law Department
                      900 Cottage Grove Road
                      Hartford, CT  06152-2215
                      Attention:  Real Estate Division, S-215A

     4.  Business Days.  The terms "Business Day" and "Business Days" as used in
         -------------
this Assignment shall mean any calendar day other than a Saturday, a Sunday or a Federal holiday on which the U.S. Postal Service offices are closed for business in one or more of Bethesda, Maryland, Hanover, New Jersey or Hartford, Connecticut.


     5.  Scope of Liability.  The provisions of Section 15 of the Note and
         ------------------
Section 40 of the Mortgage, copies of which are attached as Exhibit B thereto, are incorporated by reference herein.



                        (SIGNATURES APPEAR ON NEXT PAGE)

       IN WITNESS WHEREOF, Assignor has executed this Assignment of Hotel Management Agreement and Hotel Reserve Account as of the date first above written.

                         ASSIGNOR:

                         HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:  Marriott Hanover Hotel Corporation,
                              a Delaware corporation and its general partner


                              By Bruce D. Wardinski
                                -----------------------------------------------
                                 Bruce D. Wardinski

Marriott Hotel Services, Inc. (herein referred to as "Operator") joins in executing the foregoing Assignment of Hotel Management Agreement and Hotel Reserve Account solely to acknowledge and evidence its consent to the terms thereof and to confirm to Assignee, and hereby represents and warrants to Assignee, that (i) there is no default under the Management Agreement by Operator or, to the best of Operator's knowledge, by Assignor and Operator has no knowledge of any event which with notice or lapse of time or both would constitute a default under the Management Agreement; and (ii) neither Operator nor, to Operator's knowledge, Assignor have executed or granted any modification or amendment whatsoever of the Management Agreement, either orally or in writing, and the Management Agreement is in full force and effect.

                         MARRIOTT HOTEL SERVICES, INC.,
                         a Delaware corporation


                         By Kevin M. Kimball
                           -----------------------------------------------
                           Name: Kevin M. Kimball
                           Title: Vice President

STATE OF Maryland      )
               :  ss:
COUNTY OF Montgomery   )


     On this 8th day of August, 1997, before me, Susan Levenson, a Notary Public in and for the jurisdiction aforesaid, personally appeared in said jurisdiction Bruce D. Wardinski, to me personally known, who being by me duly sworn did acknowledge himself to be a Vice President of MARRIOTT HANOVER HOTEL CORPORATION, a Delaware corporation, as sole general partner of Marriott Hanover Limited Partnership, a Delaware limited partnership, and that he, as such Vice President, being authorized so to do, did acknowledge the foregoing instrument to be the act and deed of said corporation as sole general partner of said limited partnership, as aforesaid, and that the same was executed for the purposes therein contained, and delivered the same as such.


                                             Suan Levenson
                                      --------------------------

STATE OF Maryland      )
               :  ss:
COUNTY OF Montgomery   )


     On this 31st day of July, 1997, before me, Carol Bruff, a Notary Public in and for the jurisdiction aforesaid, personally appeared in said jurisdiction Kevin M. Kimball, to me personally known, who being by me duly sworn did acknowledge himself to be a Vice President of MARRIOTT HOTEL SERVICES, INC., a Delaware corporation, and that he, as such Vice President, being authorized so to do, did acknowledge the foregoing instrument to be the act and deed of said corporation, and that the same was executed for the purposes therein contained, and delivered the same as such.


                                               Carol Bruff
                                       ---------------------------

                                   EXHIBIT A
                                   ---------


     ALL that certain tract, parcel and lot of land lying and being situate in the Township of Hanover, County of Morris, State of New Jersey, being more particularly described as follows:

     BEGINNING at a point in the present southwesterly side of New Jersey State Highway Route 10 at a point where the westerly line of the premises to be described and the easterly line now or formerly of Newark Milk and Cream Company intersects said sideline of Route 10 and running; thence

     (1) South 60 Degrees 59 Minutes 12 Seconds East and along the side of Route 10,774.32 feet to the corner of lands now or formerly of Melvin and Irene Wykoff, his wife; thence

     (2) South 29 Degrees 00 Minutes 48 Seconds West 178.12 feet; thence

     (3) Still along lands South 60 Degrees 59 Minutes 12 Seconds East 211.0 feet to line of Lands of Iron Investment Corp., et. als., lands along the same; thence

     (4) The same South 12 Degrees 09 Minutes 55 Seconds West 432.86 feet to a point; thence

     (5) North 81 Degrees 54 Minutes 29 Seconds West 181.92 feet to a point; thence;

     (6) North 61 Degrees 11 Minutes 56 Seconds West 760.78 feet to a point in line of Lands of Newark Milk and Cream Company; thence

     (7) Along the same North 13 Degrees 45 Minutes 24 Seconds East 684.30 feet to the point and place of BEGINNING.

          TOGETHER with access to and egress from said premises by way of 50 foot wide easement as set forth on filed map no. 3826 and further described as follows:

          Beginning at an angle point in the northerly line of Tax Lot 4, Block 1101 as shown on the tax map of the Township of Hanover, Morris County, New Jersey, said point being further described as being South 61 Degrees 11 Minutes 56 Seconds East, 436.92 feet from the Northwest Corner of said Lot 4 as shown on a map entitled "Map of Hanover Park for Industry", dated November 30, 1978 by Stephen A. Jarombek of Montville, New Jersey and filed in the Morris County Clerk's Office as filed map number 3826, and running thence

          1.   Through said Lot 4, South 12 Degrees 44 Minutes 34 Seconds West,
33.54 Feet to a Point on the Northerly End of Wing Drive, 50 Feet Wide as shown on said filed map, thence,

          2. Along the end of Wing Drive, North 86 Degrees 11 Minutes 36 Seconds West, 34.73 feet to a point of curvature; thence

          3. Continuing along Wing Drive on a curve to the left with a radius of 60.00 feet, an arc length of 16.44 feet, said curve having a chord of South 85 Degrees 57 Minutes 30 Seconds West, 16.39 feet; thence

          4. Through Lot 4, 50 feet West of and parallel to the first course above, North 12 Degrees 44 Minutes 34 Seconds East, 58.06 feet to a point on the Southerly Line of Lot 13, Block 1002 as shown on said Tax Map; thence

          5.   Along said line, South 61 Degrees 11 Minutes 56 Seconds East,
52.03 feet to the point and place of BEGINNING.

                                   EXHIBIT B
                                   ---------


NOTE
----


    15.    Limitations on Recourse.  Except as hereinafter in this Section and
           -----------------------
in Section 40 of the Mortgage specifically provided, Maker. Marriott Hanover Hotel Corporation ("MHHC") and any other partners of the Maker shall not be personally liable for the payment of any sums due hereunder or the performance of any obligations of Maker hereunder or under any other Loan Document. No judgment for the repayment of the Indebtedness and no action to foreclose the Mortgage, or to collect any amount payable under the Loan Documents, or to satisfy any other claim relating thereto will be enforced against Maker or MHHC or any other partner of Maker personally or any property of Maker or MHHC or any other partner of Maker other than the Security and any other security furnished under the Loan Documents in any action to foreclose the Mortgage or to otherwise realize upon any security furnished under the Loan Documents or to collect any amount payable under the Loan Documents. Notwithstanding the foregoing:

           (a) Nothing herein contained shall be construed as prohibiting Holder from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Maker and/or MHHC and/or any other general partner of Maker and to enter a judgment against Maker and/or any other general partner in Maker, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Maker and/or MHHC and/or any other partner other than the security furnished under the Loan Documents;

           (b) Maker and MHHC and any other general partner of Maker, but not any limited partner of Maker who is not also a general partner, shall be fully and personally jointly and severally personally liable for (i) misapplying any condemnation proceeds or insurance proceeds attributable to the Real Property, to the full extent of such proceeds so misapplied, (ii) misapplying any security deposits attributable to the Real Property, to the full extent of such deposits so misapplied. (iii) collecting any Rents (defined in the Mortgage), Revenues (defined in the Mortgage) and any other revenues and income generated by the operation of the hotel on the Real Property (defined in the Mortgage) in advance in violation of any covenant contained in any of the Loan Documents (except for deposits to hold advance room reservations which occur in the ordinary course of business), to the full extent of such Rents, Revenues and other revenues and income collected in advance, (iv) committing fraud, misrepresentation or waste in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any remedies available at law or in equity, not to exceed Holder's actual damages, except that no such limit shall apply or be imposed if Maker, or its general partner(s) intentionally commit(s) s fraud, misrepresentation or waste, (v) Gross Revenues (as defined in the Hotel Management Agreement, as defined in the Mortgage) from the Real Property are sufficient to pay any portion of the indebtedness, operating expenses, maintenance expenses, insurance premiums, reserve or escrow account deposits, sales and occupancy taxes, wages, salaries, taxes and benefits relating to hotel employees, employment and withholding taxes, or other sums required to be paid pursuant to the terms of the Loan Documents, and Mortgagor fails to make any or all such payments or deposits when due, all to the extent of any funds diverted from such obligations, payments and/or expenses during the twelve (12) months prior to Mortgagee's notice of acceleration through the date Mortgagee takes title to the Real Property; (vi) failing to pay all or any portion of the real estate taxes and assessments which are a lien against the Real Property during the period of Maker's ownership at a time when there were sufficient Gross Revenues available to pay all or any portion of such real estate taxes and assessments, to full extent of such unpaid real estate taxes and assessments; and (vii) failing to maintain the coverages and levels of insurance required under the Mortgage or any other of the Loan Documents, to the extent that a casualty or other liability occurs or arises and insurance proceeds would have been available had such insurance coverages and levels been maintained, in the amount of the difference between the actual insurance proceeds and the insurance proceeds that would have been available had such levels and coverages of insurance been maintained as required by the terms of the Loan Documents;


           (c) There shall be no limitation, in any event, of Maker's personal liability under, and the exercise of any of any of Holder's rights under any separate indemnity agreement from Maker to Holder which may be entered into, including but not limited to, the Environmental Indemnification Agreement of even date herewith from Maker and Marriott Hanover Hotel Corporation to Holder with regard to the Security except as may be expressly set forth therein;


           (d) Nothing contained in this Section shall be deemed to prejudice the rights of Holder to proceed against any entity or person whatsoever, including the Maker, with respect to the enforcement of Agreement Concerning Hotel Management Agreement and any guarantees, leases, master leases, or similar rights of payment.

MORTGAGE
--------

40.  Limitations on Recourse.  Except as hereinafter in this Section and in
     -----------------------
Section 15 of the Note specifically provided, Mortgagor, Marriott Hanover Hotel Corporation ("MHHC") and any other partners of the Mortgagor shall not be personally liable for the payment of any sums due hereunder or the performance of any obligations of Mortgagor hereunder or under any other Loan Document. No judgment for the repayment of the Indebtedness and no action to foreclose this Mortgage, or to collect any amount payable under the Loan Documents, or to satisfy any other claim relating thereto, will be enforced against Mortgagor or MHHC or any other partner of Mortgagor personally or any property of Mortgagor or MHHC or any other partner of Mortgagor other than the Security and any other security furnished under the Loan Documents in any action to foreclose this Mortgage or to otherwise realize upon any security furnished under the Loan Documents or to collect any amount payable under the Loan Documents. Notwithstanding the foregoing:

          (a) Nothing herein contained shall be construed as prohibiting Mortgagee from exercising any and all remedies which the Loan Documents permit, including the right to bring actions or proceedings against Mortgagor and/or MHHC and/or any other general partner of Mortgagor and to enter a judgment against Mortgagor and/or MHHC and/or any other general partner in Mortgagor, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Mortgagor and/or MHHC and/or any other general partner other than the security furnished under the Loan Documents;

          (b) Mortgagor and MHHC and any other general partner of Mortgagor, but not any limited partner of Mortgagor who is not also a general partner, shall be fully and personally jointly and severally personally liable for
     (i) misapplying any condemnation proceeds or insurance proceeds attributable to the Security, to the full extent of such proceeds so misapplied, (ii) misapplying any security deposits attributable to the Security, to the full extent of such deposits so misapplied, (iii) collecting any Rents, Revenues and any other revenues and income generated by the operation of the hotel on the Real Property in advance in violation of any covenant contained in any of the Loan Documents (except for deposits to hold advance room reservations which occur in the ordinary course of business), to the full extent of such Rents, Revenues and other revenues and income collected in advance, (iv) committing fraud, misrepresentation or waste in connection with the operation of the Security or the making of the loan evidenced hereby, to the full extent of any remedies available at law or in equity not to exceed Mortgagee's actual damages, except that no such limit shall apply or be imposed if Mortgagor, or its general partner(s) intentionally commit(s) fraud, misrepresentation or waste, (v) Gross Revenues (as defined in the Hotel Management Agreement) are sufficient to pay any portion of the Indebtedness, operating expenses, maintenance expenses, insurance premiums, reserve escrow account deposits, sales and occupancy taxes, wages, salaries, taxes and benefits relating to hotel employees, employment and withholding taxes, or other sums required to be paid pursuant to the terms of the Loan Documents, and Mortgagor fails to make any or all such payments or deposits when due, all to the extent of any funds diverted from such obligations, payments and/or expenses during the twelve (12) months prior to Mortgagee notice of acceleration through the date Mortgagor takes title to the Security; (vi) failing to pay real estate taxes and assessments which are a lien against the Real Property during the period of Mortgagor's ownership at a time when there were sufficient Gross Revenues available to pay all or any portion of such real estate taxes and assessments, to the full extent of such unpaid taxes; and
     (vii) failing to maintain the coverages and levels of insurance required under the Mortgage or any other of the Loan Documents, to the extent that a casualty or other liability occurs or arises and insurance proceeds would have been available had such insurance coverages and levels been maintained, in the amount of the difference between the actual insurance proceeds and the insurance proceeds that would have been available had such levels and coverages of insurance been maintained as required by the terms of the Mortgage;

          (c) There shall be no limitation, in any event, of Mortgagor's personal liability under, and the exercise of any of Mortgagee's rights under any separate indemnity agreement from Mortgagor to Mortgagee including but not limited to, the Environmental Indemnification Agreement of even date herewith from Mortgagor and Marriott Hanover Hotel Corporation to Mortgagee with regard to the Security except as may be expressly set forth therein;

          (d) Nothing contained in this Section shall be deemed to prejudice the rights of Mortgagee to proceed against any entity or person whatsoever, including the Mortgagor, with respect to the enforcement of the Hotel Management Agreement and any guarantees, leases, master leases, or similar rights of payment.

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